Item 77 Q(1)(e)

New or Amended Investment Advisory Contracts

Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Cohen & Steers Global Realty Majors ETF is incorporated herein by reference to Exhibit (d)(1) to Post-Effective Amendment No. 154 to Registrant’s Registration Statement filed on March 29, 2013, accession number: 0001193125-13-132740.

Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS Equal Sector Weight ETF is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 154 to Registrant’s Registration Statement filed on March 29, 2013, accession number: 0001193125-13-132740.

Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to Jefferies | TR/J CRB Global Commodity Equity Index Fund is incorporated herein by reference to Exhibit (d)(3) to Post-Effective Amendment No. 154 to Registrant’s Registration Statement filed on March 29, 2013, accession number: 0001193125-13-132740.

Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Alerian MLP ETF is incorporated herein by reference to Exhibit (d)(4) to Post-Effective Amendment No. 154 to Registrant’s Registration Statement filed on March 29, 2013, accession number: 0001193125-13-132740.

Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the U.S. Equity High Volatility Put Write Index Fund, is incorporated herein by reference to Exhibit (d)(8) to Post-Effective Amendment No. 136 to Registrant’s Registration Statement filed on January 22, 2013, accession number: 0001193125-13-019380.

Form of Sub-Advisory Agreement between ALPS Advisors, Inc. and Rich Investment Solutions, LLC with respect to the U.S. Equity High Volatility Put Write Index Fund, is incorporated herein by reference to Exhibit (d)(9) to Post-Effective Amendment No. 136 to Registrant’s Registration Statement filed on January 22, 2013, accession number: 0001193125-13-019380.

Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the Sector Dividend Dogs ETF, is incorporated herein by reference to Exhibit (d)(10) to Post-Effective Amendment No. 79 to Registrant’s Registration Statement filed on June 26, 2012, accession number: 0001193125-12-283412.

Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the VelocityShares Tail Risk Hedged Large Cap ETF and VelocityShares Volatility Hedged Large Cap ETF, is incorporated herein by reference to Exhibit (d)(11) to Post-Effective Amendment No. 135 to Registrant’s Registration Statement filed on January 22, 2013, accession number: 0001193125-13-019366.

Form of Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the ALPS/GS Momentum Builder Growth Markets Equities and US Treasuries Index ETF, ALPS/GS Momentum Builder Multi-Asset Index ETF, ALPS/GS Momentum Builder Asia ex-Japan Equities and US Treasuries Index ETF and ALPS/GS Risk-Adjusted Return US Large Cap Index ETF, is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 119 to Registrant’s Registration Statement filed on December 14, 2012, accession number: 0001193125-12-503516.

Form of Amendment to Investment Advisory Agreement between the Trust and ALPS Advisors, Inc. with respect to the VelocityShares Emerging Markets DR ETF, VelocityShares Russia Select DR ETF and Velocity Shares Emerging Asia DR ETF, is incorporated herein by reference to Exhibit (d)(12) to Post-Effective Amendment No. 135 to Registrant’s Registration Statement filed on January 22, 2013, accession number: 0001193125-13-019366.